Exhibit 10.5



                              UNISTAR GAMING CORP.
                                STANDBY AGREEMENT


                                                ________ ____, 1998



Unistar Buying Group, LLC

_________________________

_________________________


Dear Sirs:

            Unistar Gaming Corp., a Delaware corporation (the "Company"), proposes to offer (the "Offering") to the holders of common stock of EXECUTONE Information Systems, Inc. ("Executone"), rights (the "Rights") to purchase up to _________ shares of common stock, $.01 par value per share (the "Common Stock"), of the Company. Each Right (i) will entitle the holder to purchase one share of Common Stock at a subscription price of [$0.05] per share (the "Subscription Price") and (ii) will be exercisable through _________, 1998 (the "Expiration Date").

            The Company desires to make arrangements pursuant to which the shares (the "Standby Shares") of Common Stock underlying Rights that are not exercised by the close of business on the Expiration Date will be purchased from the Company by Unistar Buying Group, LLC (the "Purchaser").

     1. Sale and Purchase of the Standby Shares. The Company will sell to the Purchaser, and the Purchaser will purchase from the Company, the Standby Shares at a per share price equal to the Subscription Price.

     2. Payment and Delivery. On the seventh business day after the Expiration Date (the "Delivery Date"), the Purchaser will deliver to the Company Federal (same-day) funds representing the purchase price payable under Section 1 for all of the Standby Shares.

            The Company will deliver to the Purchaser a certificate in definitive form, registered in the name of the Purchaser representing the Standby Shares.

            All deliveries of funds and stock certificates will take place at
____________.

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     3.     Open Market Transactions.

            (a) Until the close of business on the third business day next preceding the Expiration Date, the Purchaser may (but will not be obligated to) purchase the Rights in the open market in such amounts and at such prices as the Purchaser deems advisable. All Rights so purchased will be converted into Common Stock pursuant to the terms of the Offering.

            (b) The Purchaser will surrender for conversion into Common Stock any Rights beneficially owned by it prior to the Expiration Date.

     4. Registration Statement and Prospectus; Public Offering. The Company has filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations adopted by the Commission thereunder (the "Rules"), a registration statement on Form S-1, including a form of final prospectus, relating to the Rights and the shares of Common Stock issuable on conversion of the Rights. The Commission has declared the registration statement effective. The Company proposes to file with the Commission pursuant to Rule 424(b) a final prospectus, dated the date of this Agreement, in the form previously furnished to the Purchaser. Such registration statement, including exhibits, when it became effective (the "Effective Date"), is called the "Registration Statement," and the prospectus, as first filed with the Commission pursuant to Rule 424(b), is called the "Prospectus." The terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the Effective Date or the date of the Prospectus and incorporated by reference.

     5. Representations of the Company. The Company represents to the Purchaser as follows:

            (a) On the Effective Date and when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any post-effective amendment to the Registration Statement becomes effective, when any supplement to the Prospectus is filed with the Commission and on the Delivery Date, the Registration Statement, the Prospectus and any such amendment or supplement will comply in all material respects with the requirements of the Act and the Rules, and no part of the Registration Statement, the Prospectus or any such amendment or supplement will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation does not apply to statements or omissions made in reliance on and in conformity with written information furnished in writing to the Company by the Purchaser specifically for inclusion in the Registration Statement, Prospectus, amendment or supplement.

            (b) The Offering and the exercise of the Rights prior to the Expiration Date have been duly authorized by the Company. The right to convert the Rights into Common Stock expires on the close of business on the Expiration Date.

     6.     Agreements of the Company.

            (a) The Company will promptly file the Prospectus with the Commission under Rule 424(b).

            (b) As soon as the Company is so advised, the Company will advise the Purchaser of (1) the initiation or threatening by the Commission of any proceedings for the issuance of any order suspending the effectiveness of the Registration Statement and (2) receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement or the Prospectus. The Company will make every reasonable effort to prevent the issuance of an order suspending the effectiveness of the Registration Statement and, if any such order is issued, to obtain as soon as possible its lifting.

            (c) The Company will pay, or reimburse if paid by the Purchaser, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including those relating to (1) the preparation, printing and filing of the Registration Statement and exhibits thereto, the Prospectus and all amendments and supplements to the Registration Statement and the Prospectus, (2) the issuance of the Standby Shares and the preparation and delivery of certificates evidencing the Standby Shares, (3) the furnishing to the Purchaser of copies of the Prospectus and all amendments or supplements to the Prospectus, including costs of shipping and mailing, (4) all transfer taxes, if any, with respect to the sale and delivery of the Standby Shares by the Company to the Purchaser, (5) any listing of the Standby Shares on the __________ and (6) ____________, the Right Agent.

     7. Conditions of the Purchaser's Obligations. The obligation of the Purchaser to purchase the Standby Shares is subject to the accuracy, on the date of this Agreement and on the Delivery Date, of the representations of the Company in this Agreement, to performance by the Company of its obligations under this Agreement and to each of the following additional conditions:

            (a)   The Registration Statement must have become effective.

            (b) No order suspending the effectiveness of the Registration Statement may be in effect and no proceedings for such purpose may be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) must have been complied with to the reasonable satisfaction of the Purchaser.

            (c) The Company, Executone and certain affiliates of the Purchaser shall have entered into a Share Exchange Agreement, dated as of even date herewith (the "Share Exchange Agreement"), all representations and warranties of the Company and Executone contained in the Share Exchange Agreement shall be true and correct in all material respects as of the date hereof and Executone and Unistar shall have performed all obligations and complied with all agreements, undertakings, covenants and conditions required under the Share Exchange Agreement as of the date hereof.

            (d) The Company and Executone shall have entered into the Reorganization Agreement, as of even date herewith (the "Reorganization Agreement"), and the Company and Executone shall have performed all obligations and complied with all agreements, undertakings, covenants and conditions required under the Reorganization Agreement as of the date hereof.

     8. Conditions of Unistar's Obligations. The obligation of Unistar to sell the Standby Shares is subject to performance by the Purchaser of its obligations under this Agreement and to each of the following conditions:

             (a) the Company, Executone and certain affiliates of the Purchaser shall have entered into the Share Exchange Agreement, all representations and warranties of the Shareholders (as defined in the Share Exchange Agreement) shall be true and correct in all material respects as of the date hereof and the Shareholders shall have performed all obligations and complied with all agreements, undertakings, covenants and conditions required under the Share Exchange Agreement as of the date hereof.

             (b) The Company and Executone shall have entered into the Reorganization Agreement and the Company and Executone shall have performed all obligations and complied with all agreements, undertakings, covenants and conditions required under the Reorganization Agreement as of the date hereof.

     9.     Termination.

            (a) This Agreement may be terminated by the Purchaser by notifying the Company as specified herein at any time at or before the Delivery Date, if any of the conditions specified in Section 7 have not been fulfilled when and as required by this Agreement.

            (b) This Agreement may be terminated by the Company by notifying the Purchaser as specified herein at any time at or before the Delivery Date, if any of the conditions specified in Section 8 have not been fulfilled when and as required by this Agreement.

            If this Agreement is terminated pursuant to any of its provisions except as otherwise provided, the Company will not be under any liability to the Purchaser and the Purchaser will not be under any liability to the Company, except that the Purchaser, if it has failed or refused to purchase the Standby Shares agreed to be purchased by it under this Agreement, without some reason sufficient to justify cancellation or termination of its obligations pursuant to this Agreement, will not be relieved of liability to the Company for damages occasioned by its default.

    10.     Miscellaneous.

            This Agreement is for the benefit of the Purchaser and the Company and their respective successors and assigns, and, to the extent expressed in this Agreement, for the benefit of persons controlling the Purchaser or the Company, and directors and officers of the Company and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

            All notices and communications under this Agreement will be in writing, effective only on receipt and mailed or delivered, by messenger, facsimile transmission or otherwise, to the Purchaser, _______________, at ______________, and to the Company, ______________, at _________________.

            This Agreement may be signed in multiple counterparts that taken as a whole constitute one agreement.

            This Agreement will be governed by and construed in accordance with the laws of the State of __________________.



            Please confirm that the foregoing correctly sets forth the agreement between us.



                                    Very truly yours,

                                    UNISTAR GAMING CORP.



                                    By    ______________________________
                                    Name: ______________________________
                                    Title:______________________________


Confirmed:

UNISTAR BUYING GROUP, LLC




By    ______________________________
Name: ______________________________
Title:______________________________